UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 5, 2006

STANDARD AERO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	333-124394 (Commission File Number)	98-0432892 (IRS Employer Identification No.)
145 Duncan Drive, Suite 1000
San Antonio, Texas 78226
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (210) 334-6105
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     Standard Aero Holdings, Inc. (the “Company”) is seeking a waiver of a technical default that arose under its senior credit facilities due to the Company’s inability to timely deliver its financial statements for the year ended December 31, 2005 and related documentation as required by the senior credit facilities for the reasons previously reported in the Company’s Form 12b-25 filed on April 3, 2006. The waiver would bring the Company back into compliance with the senior credit agreement and would permit the Company to make additional borrowings under the revolving portion of the senior credit facilities, which would otherwise be unavailable absent the waiver. Based on its conversations with the Administrative Agent under the senior credit facilities, the Company anticipates that the waiver will be granted and will be effective for the period of March 31, 2006 through April 17, 2006, by which time the Company anticipates that it will have finalized its financial statements and cured the technical default. The Company does not expect that its inability to borrow under the revolving portion of its senior credit facilities prior to the anticipated receipt of the waiver will have a material adverse effect on its ability to satisfy its liquidity requirements.
     This Current Report on Form 8-K contains certain information regarding the Company and its business that has not been previously publicly reported and is being furnished to the Commission in order to satisfy the Company’s obligations under Regulation FD. The furnishing of this information shall not be deemed to be an admission that all or any portion of it is material. The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act of 1934 or the Securities Act of 1933, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.
Forward-Looking Statements
The discussion in this Current Report includes forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to the risks and uncertainties associated with the Company’s business described in its filings with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information is as of the date of this filing and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in expectations.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD AERO HOLDINGS, INC.
Date: April 5, 2006	By:	/s/ Bradley Bertouille
Bradley Bertouille
Chief Financial Officer